UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549



FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE
SECURITIES AND EXCHANGE ACT OF 1934

May 18, 2005
DATE OF REPORT
(DATE OF EARLIEST EVENT REPORTED)



NEWS CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED
IN ITS CHARTER)








Delaware

001-32352

26-0075658
(STATE OR OTHER JURISDICTION
OF INCORPORATION)

(COMMISSION FILE NO.)

(IRS EMPLOYER
IDENTIFICATION NO.)

1211 Avenue of the Americas,
New York, New York 10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES,
INCLUDING ZIP CODE)

(212) 852-7000
(REGISTRANT'S TELEPHONE NUMBER,
INCLUDING AREA CODE)

NOT APPLICABLE
(FORMER NAME OR FORMER ADDRESS, IF
CHANGED SINCE LAST REPORT)



Check the appropriate box below if the
Form 8-K filing is
intended to simultaneously satisfy the
filing obligation of
the registrant under any of the
following provisions:

?
Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)

?
Soliciting material pursuant to Rule 14a-12
under the Exchange Act (17 CFR 240.14a-12)

?
Pre-commencement communications pursuant to
Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 8.01	OTHER EVENTS.
"
	News Corporation (the "Company")
(NYSE: NWS, NWSA; ASX: NWS, NWSLV) issued a press release today announcing that the Company's Board of
Directors has approved the adoption of the News Corporation
2005 Long-Term Management Incentive
Plan (the "2005 Plan").
The adoption of the 2005 Plan is subject to stockholder approval and will be considered at a special meeting of stockholders scheduled to be held on June 30, 2005. The Company's Board of Directors has designated May 23, 2005 as the record date for determining stockholders entitled to receive notice of and to vote at the special meeting.

	A copy of the press release is included
as Exhibit 99 to this report.


ITEM 9.01 	FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.




Exhibit
Number


Description

99

Press release of News Corporation dated
May 18, 2005


SIGNATURES

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




NEWS CORPORATION
(REGISTRANT)


By:

/s/ Lawrence A. Jacobs


Lawrence A. Jacobs


Senior Executive Vice President and
Group General Counsel

Dated: May 18, 2005




EXHIBIT INDEX




Exhibit
Number


Description

99

Press release of News Corporation
dated May 18, 2005



Exhibit 99

News Corporation




N E W S   R E L E A S E


For Immediate Release
 Contact: Media  Andrew Butcher 212-852-7070
							        Investors  Reed Nolte 212-852-7092



News Corporation Announces Special Meeting of
Stockholders
______________________
NEW YORK, NY, May 18, 2005 News Corporation announced today that the Board of Directors has called a special meeting of stockholders to be held on June 30, 2005 to seek stockholder approval for the adoption of a new long-term management incentive plan for its employees.
Stockholders of record as of May 23, 2005, will be entitled to notice of and the right to vote at the special meeting.

News Corporation has two classes of
common stock, Class A common stock and Class B common stock. Holders of Class B Common Stock are entitled to one vote per share at the special meeting.

Important Information For Investors And Stockholders:

News Corporation intends to file a proxy statement with the SEC. INVESTORS AND
STOCKHOLDERS ARE URGED TO READ THE
PROXY STATEMENT AS IT WILL CONTAIN
IMPORTANT INFORMATION ABOUT THE PROPOSAL
SET FORTH ABOVE. INVESTORS AND
STOCKHOLDERS WILL HAVE ACCESS TO
FREE COPIES OF THE PROXY STATEMENT
(WHEN AVAILABLE) AND OTHER DOCUMENTS
FILED WITH THE SEC BY THE COMPANY
THROUGH THE SEC WEB SITE AT WWW.SEC.GOV.
The Company and its directors and
executive officers may, under the rules
of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed matters.
Information regarding such persons is set forth in the Company's current report on Form 8-K, filed with the SEC on November 24, 2004. Additional information regarding such persons and a description of their direct and indirect interests in the
Company are set forth in the
proxy statement.

News Corporation (NYSE: NWS, NWS.A; ASX: NWS, NWSLV) had total assets as of March 31, 2005 of approximately US$56 billion and total annual revenues of approximately US$23 billion.
News Corporation is a diversified
international media and entertainment company with operations in eight industry segments: filmed entertainment;
television; cable network programming; direct broadcast satellite television;
magazines and inserts; newspapers; book publishing; and other. The activities of News Corporation are conducted principally in the United States, Continental Europe, the United Kingdom, Australia, Asia and the Pacific Basin.

For more information about News
Corporation, please visit www.newscorp.com.




1211 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036  newscorp.com





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